SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: August 11, 2003



                           CHINA NET TV HOLDINGS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



     Nevada                     000-26217                   98-0203170
     ------                     ---------                   ----------
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)            Identification No.)
     incorporation)


           830-789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (604) 689-4407

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None.


ITEM 5. OTHER EVENTS

On August 7, 2003, the Company executed an Amendment to the Acquisition Agreement between China NetTV Holdings, Inc. and Wang Zhi, Yang Jie, Ronald Xie, Ma Xiao Jun ("Honglu Shareholders").

The Parties agreed to amend the Acquisition Agreement as follows:

1. The Parties agree that Honglu Shareholders will tender all their cancelled shares and cause Honglu to issue to China Net 50,000,000 common shares being 100% of the shares of Honglu, by October 15, 2003 (the "Closing Date")

     Such shares shall be held in escrow pending delivery of the audit of Honglu. The China NetTV shares to be issued to Honglu shall be held in escrow pending delivery of the audit of Honglu to China NetTV.

2. The name of China Net will be changed to Highland Mining (China), Inc. concurrent with the Closing Date.

3. The audit on the financial statements of Honglu for the last two years will be commenced as soon as possible in order to convert same into US GAAP as required by the SEC.

4.   The  appointment of new directors shall be effective in accordance with the
     Schedule 14f-1 as filed with the SEC, and mailed to shareholders on August 7, 2003.


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

Litigation
----------

Former counsel, Thomas Braun, filed a lawsuit against the Company for a claim for legal services in the amount of $48,704.37 (Canadian) plus interest. The Company intends to seek to settle the matter.



ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS AND CHANGES IN OFFICERS

None.


ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

Financial Statements -

               The Registrant has determined that this acquisition must comply with Rule 3.05(b)(1)(iii) of Regulation S-X, and therefore financial statements will be furnished for at least the two most recent fiscal years and any interim periods. It is impracticable to provide the required financial statements for this acquired business at the time this Amended Form 8-K is filed; these will be filed as an amendment to this filing not later than 60 days after the transaction is completely closed. Pro forma financial information will also be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits-

               10.1 Amendment Agreement dated August 7, 2003.


ITEM 8. CHANGE IN FISCAL YEAR

None.


ITEM 9. REGULATION FD DISCLOSURE

None.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: August 11, 2003




                                            CHINA NETTV HOLDINGS, INC.



                                            By: /s/Ronald Xie
                                               --------------------------------
                                                Ronald Xie, President








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